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                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(S)

     1.   PARKCENTRAL CAPITAL MANAGEMENT, L.P.

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

            ITEM                                       INFORMATION

Name:                                  Parkcentral Capital Management, L.P.


Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

Designated Filer:                      Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction           May 8, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ David Radunsky
                                                -----------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    May 15, 2006


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     2.   STEVEN BLASNIK

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

            ITEM                                       INFORMATION

Name:                                  Steven Blasnik


Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075


Designated Filer:                      Parkcentral Global Hub Limited


Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Date of Earliest Transaction           May 8, 2006
Required to be Reported
(Month/Day/Year):


If Amendment, Date Original Filed      NA
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:


Individual or Joint/Group Filing:      Form filed by More than One Reporting Person


Signature:
                                       By:      /s/ Steven Blasnik
                                                -----------------------------------
                                       Name:    Steven Blasnik
                                       Date:    May 15, 2006


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     3.   PETRUS SECURITIES, L.P.

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

            ITEM                                       INFORMATION

Name:                                  Petrus Securities, L.P.


Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075


Designated Filer:                      Parkcentral Global Hub Limited


Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Date of Earliest Transaction           May 8, 2006
Required to be Reported
(Month/Day/Year):


If Amendment, Date Original Filed      NA
(Month/Day/Year):


Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ David Radunsky
                                                -----------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    May 15, 2006
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     4.   HILL AIR COMPANY I, LLC

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

            ITEM                                       INFORMATION

Name:                                  Hill Air Company I, LLC


Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075


Designated Filer:                      Parkcentral Global Hub Limited


Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Date of Earliest Transaction           May 8, 2006
Required to be Reported
(Month/Day/Year):


If Amendment, Date Original Filed      NA
(Month/Day/Year):


Relationship of Reporting Person(s)    10% Owner
to Issuer:


Individual or Joint/Group Filing:      Form filed by More than One Reporting Person


Signature:
                                       By:      /s/ David Radunsky
                                                -----------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    May 15, 2006

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